SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 17, 2003

                                   VANS, INC.
                       ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-19402                                      33-0272893
------------------------                     ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (562) 565-8267
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                   ----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS




         Item 7.  Financial Statements and Exhibits

         Item 9.  Regulation FD Disclosure

         SIGNATURES





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Item 7.  Financial Statements and Exhibits

(c) Exhibits

         The following exhibit is furnished with this Report:
         99.1  News Release of the Registrant, dated July 17, 2003

Item 9. Regulation FD Disclosure (Information provided under Item 12. Results of Operations and Financial Condition)

         On July 17, 2003, the Registrant issued the News Release attached hereto as Exhibit 99.1.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VANS, INC.
                                  (Registrant)

Date:  July 17, 2003                        By    /s/ Craig E. Gosselin
                                                  ----------------------
                                                        Craig E. Gosselin
                                                        Senior Vice President
                                                        and General Counsel


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                                  Exhibit Index


Exhibit                                                                Page No.

99.1  News Release of the Registrant, dated July 17, 2003